Exhibit 99.2
United Community Banks, Inc. Investor Presentation First Quarter 2011 Rex S. Schuette EVP & CFO rex_schuette@ucbi.com (706) 781-2266 David P. Shearrow EVP & CRO Jimmy C. Tallent President & CEO

This presentation contains forward-looking statements, as defined by Federal Securities Laws, including statements about financial outlook and business environment. These statements are provided to assist in the understanding of future financial performance. Such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to United Community Banks, Inc.'s Annual Report filed on Form 10-K with the Securities and Exchange Commission. 2 Cautionary Statement

This presentation also contains non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles ("GAAP"). Such non-GAAP financial measures include the following: net interest margin - pre credit, core net interest margin, core net interest revenue, core fee revenue, core operating expense, core earnings, net operating (loss) income and net operating (loss) earnings per share, tangible common equity to tangible assets, tangible equity to tangible assets and tangible common equity to risk-weighted assets. The most comparable GAAP measures to these measures are: net interest margin, net interest revenue, fee revenue, operating expense, net (loss) income, diluted (loss) earnings per share and equity to assets. Management uses these non-GAAP financial measures because we believe it is useful for evaluating our operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance. Management believes these non-GAAP financial measures provide users of our financial information with a meaningful measure for assessing our financial results and credit trends, as well as comparison to financial results for prior periods. These non-GAAP financial measures should not be considered as a substitute for financial measures determined in accordance with GAAP and may not be comparable to other similarly titled financial measures used by other companies. For a reconciliation of the differences between our non-GAAP financial measures and the most comparable GAAP measures, please refer to the 'Non-GAAP Reconcilement Tables' at the end of the Appendix of this presentation. We have not reconciled tangible common equity to tangible assets and core earnings to the extent such numbers are presented on a forward-looking basis based on management's internal stress test or SCAP methodology. Estimates that would be required for such reconciliations cannot reliably be produced without unreasonable effort. Non-GAAP Measures 3

Highlights First Quarter $380 Million Capital Raise Execution of Asset Disposition Plan Credit Trends Improving Profitability in 2011 4

LOAN PORTFOLIO & CREDIT QUALITY 5

Structure Centralized underwriting and approval process Segregated work-out teams Highly skilled ORE disposition group Seasoned regional credit professionals Process Continuous external loan review Intensive executive management involvement: Weekly past due meetings Weekly NPA/ORE meetings Quarterly criticized watch loan review meetings Quarterly pass commercial and CRE portfolio review meetings Internal loan review of new credit relationships Policy Ongoing enhancements to credit policy Periodic updates to portfolio limits Proactively Addressing Credit Environment 6

North Georgia Atlanta MSA Western North Carolina Coastal Georgia Gainesville MSA Eastern Tennessee East 0.37 0.28 0.15 0.07 0.07 0.06 Geographic Diversity Commercial Residential Mortgage Residential Construction Installment East 0.56 0.28 0.13 0.03 Loan Portfolio (total $4.19 billion) $ in millions 7

Atlanta MSA North Georgia Western North Carolina Coastal Georgia Gainesville MSA Eastern Tennessee East 0.38 0.31 0.09 0.08 0.08 0.06 Commercial Construction Owner-Occupied Income Producing C & I East 0.09 0.45 0.28 0.18 Geographic Diversity Average Loan Size CRE: $442k C&I: $85k Comm. Constr. $527k Commercial Loans (total $2.34 billion) $ in millions 8

60% owner-occupied Typical owner-occupied: small business, doctors, dentists, attorneys, CPAs $12 million project limit $442K average loan size Portfolio Characteristics Commercial Real Estate (by loan type) 9

Average loan size: $527k Portfolio Characteristics Commercial Construction (by loan type) 10

North Georgia Western North Carolina Atlanta MSA Coastal Georgia Eastern Tennessee Gainesville MSA East 0.41 0.26 0.14 0.07 0.07 0.06 Mortgage Home Equity East 0.87 0.32 Geographic Diversity Avg loan size: $44k Avg loan size: $94k Origination Characteristics No broker loans No sub-prime / Alt-A Policy Max LTV: 80-85% 51% of HE Primary Lien Residential Mortgage (total $1.19 billion) $ in millions 11

North Georgia Atlanta MSA Western North Carolina Coastal Georgia Gainesville MSA Eastern Tennessee East 0.48 0.2 0.19 0.05 0.05 0.03 Geographic Diversity Developing Average Loan Size Lot Spec Sold Developing Raw East 0.4 0.14 0.07 0.25 0.14 Construction Land Residential Construction (total $.55 billion) $ in millions 12

Residential Construction - Total Company 13

14 Residential Construction - North Georgia 14

15 Residential Construction - Atlanta MSA 15

Credit Quality 16

Quarterly NPL Inflows and Default Rates Since 2009 Quarterly Default Rate Com. Construction Resi. Mortgage Resi Construction Consumer Commercial Com. RE Total NPLs ($mm) 72.5% Decline from Peak NPL Inflows ($mm) Quarterly Default Rate 71.7% Decline from Peak NPL Inflow Trends 17

Net Charge-offs by Loan Category 18

Net Charge-offs by Market 19

20 NPAs by Loan Category and Market 20

FINANCIAL RESULTS 21 Financial Review

Core Earnings Summary 22

1Q10 2Q10 3Q10 4Q10 1Q11 Net Interest Margin 0.0349 0.036 0.0357 0.0358 0.0341 0.0066 0.0064 0.0056 0.0047 0.0047 Core margin changes -17 bps vs. 4Q10 -8 bps vs. 1Q10 Maintained loan pricing; Lowered core & CD pricing 1Q Excess liquidity - lowered Margin by 49 bps and 30 bps in Q4 3.87% 4.15% NIM NIM - Core Credit(1)(2) (1) Excludes impact of reversal of interest on performing loans classified as held for sale - Q1 2011 (2) Excluding impact of nonaccrual loans, OREO and interest reversals 4.24% 4.13% 4.05% 4.35% 4.37% Net Interest Margin NIM Characteristics 23

1Q10 2Q10 3Q10 4Q10 1Q11 Lost Interest on C/Os 0.002 0.002 0.002 0.0017 0.0019 Nonaccrual/OREO 0.0026 0.0025 0.0022 0.0019 0.0016 Interest Reversals 0.002 0.0019 0.0014 0.0011 0.0011 Credit Costs Impacting Margin Lost Interest on C/Os Interest Reversals Carry Cost of NPAs Margin - Credit Costs 24 Historically 8 to 12 bps Credit cycle - significant drag; but improving Cost 1Q11 vs. Historical - 34 bps (annual earnings impact of $23.5 million) 1 bps = $690K NIR *Excludes bulk loan sale impact of 11 bps ..66% ..47% ..46%

Demand & NOW MMDA & Sav. Time <$100k Time >$100k Public Funds Brokered East 1576 1149 1570 946 672 685 Deposit Mix (total $6.6 billion) 25 1Q11 $6.6B 4Q08 $7.0B Demand & NOW MMDA & Sav. Time <$100k Time >$100k Public Funds Brokered East 1457 630 1945 1336 842 793

Fee Revenue - Core 26

Operating Expenses - Core 27

Net Operating Loss - From Continuing Operations 28

Net Loss 29

Capital Ratios 30

APPENDIX 31

Assets $8.0 Billion Deposits $6.6 Billion Banks 27 Offices 106 United at a Glance 32

Experienced Proven Leadership Joined Years in UCBI Banking Jimmy Tallent President & CEO 1984 37 Guy Freeman Chief Operating Officer 1992 53 Rex Schuette Chief Financial Officer 2001 34 David Shearrow Chief Risk Officer 2007 30 Glenn White President, Atlanta Region 2007 37 Craig Metz Marketing 2002 19 Bill Gilbert Retail Banking 2000 35 33

Business and Operating Model Twenty-seven "community banks" Local CEOs with deep roots in their communities Resources of $8.0 billion bank Service is point of differentiation #1 in Customer Satisfaction Golden rule of banking "The Bank That SERVICE Built" Ongoing customer surveys 95% satisfaction rate Strategic footprint with substantial banking opportunities Operates in a number of the more demographically attractive markets in the U.S. Disciplined growth strategy Organic supported by de novos and selective acquisitions "Community bank service, large bank resources" 34

Robust Demographics (fast growing markets) 35

1 FDIC deposit market share and rank as of 6/10 for markets where United takes deposits. Source: SNL and FDIC. 2 Based on current quarter. 36 Market Share Opportunities (excellent growth prospects) 36

Leading Demographics 37

Performing Classified Loans 38

Business Mix Loans (at quarter-end) 39

40 Loans - Markets Served (at quarter-end) 40

41 Business Mix Loans (at year-end) 41

42 Loans - Markets Served (at year-end) 42

(in millions) 43 Lending - Credit Summary Legal lending limit $219 House lending limit 20 Project lending limit 12 Top 25 relationships 420 10.0% of total loans Regional credit review - Standard underwriting 43

NPAs by Loan Category, Market, and Activity 44

Net Charge-offs by Category and Market 45

Net Charge-offs by Category and Market Asset Disposition Plan 46

Credit Quality - Bulk Loan Sale Summary 47

Loans / Deposits - Liquidity 48

Wholesale Borrowings - Liquidity 49

Business Mix - Deposits (at quarter-end) 50

Geographic Diversity $ in millions 1Q 10 1Q 11 Atlanta MSA North Georgia Western North Carolina Gainesville MSA Coastal Georgia Eastern Tennessee 1Q11 1022 754 462 173 165 149 1Q10 892 672 423 150 140 120 Atlanta MSA North Georgia Western North Carolina Gainesville MSA Coastal Georgia Eastern Tennessee 51 Core Transaction Deposits 51

NPA Sale in 2Q10 Sold $103 Million NPA's - With a $65 Million Capital Option and Warrant Completed sale on April 30, 2010 Accelerates disposition of the more illiquid assets 52

NPA Sale - Fair Value Accounting 2Q10 Fair Value Accounting - Warrant / Option to Purchase Equity Increase to Capital Surplus - $39.8 million Pre-tax expense charge - $45.3 million; after-tax cost - $30.0 million GAAP Capital +$9.8million - Slight Negative to "Regulatory Capital" (DTA) 53

Non-GAAP Reconciliation Tables 54

Non-GAAP Reconciliation Tables 55

Analyst Coverage 56

United Community Banks, Inc. Investor Presentation First Quarter 2011 Copyright 2011 United Community Banks, Inc. All rights reserved. 57